EXHIBIT 10.35

AMENDMENT TO
CONTRIBUTION AND SUBSCRIPTION AGREEMENT

This AMENDMENT TO CONTRIBUTION AND SUBSCRIPTION AGREEMENT (this “Amendment”), dated as of August 9, 2005, is entered into by and among Pinnacle Gas Resources, Inc., a Delaware corporation (the “Company”), CCBM, Inc., a Delaware corporation (“CCBM”), U.S. Energy Corp., a Wyoming corporation (“US Energy”), Crested Corp., a Colorado corporation (“Crested”), and each of the CSFB Parties (as defined in the Contribution and Subscription Agreement (defined herein), and collectively with CCBM, US Energy and Crested, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company, CCBM, Rocky Mountain Gas, Inc., a Wyoming corporation (“RMG”), and the CSFB Parties (collectively, the “Parties”) are parties to that certain Contribution and Subscription Agreement, dated as of June 23, 2003 (the “Contribution and Subscription Agreement”); and

WHEREAS, by an assignment dated May 31, 2005, RMG transferred all its shares of common stock of the Company and all right, title, interest and obligations in and to the Contribution and Subscription Agreement to US Energy and Crested, which transfers are permitted under the terms of the Contribution and Subscription Agreement; and

WHEREAS, the Parties desire to amend certain terms of the Contribution and Subscription Agreement.

NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

Definitions

All capitalized terms used in the recitals above and the succeeding provisions of this Amendment which are not defined herein shall have the meaning ascribed to such terms in the Contribution and Subscription Agreement, as amended by this Amendment. All sections referred to in this Amendment shall be references to sections in the Contribution and Subscription Agreement unless otherwise noted.

ARTICLE 2

Amendments

2.1  Section 2.3(a) is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following sentence:

“For so long as CCBM or any of its Permitted Transferees shall own of record Common Stock, CCBM or, in the event CCBM has transferred all of the Common

Stock it holds to a Permitted Transferee, such Permitted Transferee shall have a continuing option upon 10 Business Days’ notice to the Company, to purchase in one or more transactions after the date of this Agreement (i) a Pro Rata Portion of up to 25,000 additional shares of Common Stock (“Tranche A Shares”) at a purchase price per share equal to $100 as increased by 10% per annum compounded quarterly beginning on the Closing Date and accruing daily through the date of the purchase of such shares (the “Tranche A Price”) and (ii) a Pro Rata Portion of up to 25,000 additional shares of Common Stock (“Tranche B Shares” and together with the Tranche A Shares, “Additional Shares”) at a purchase price equal to $100 per share as increased by 20% per annum compounded quarterly beginning on the Closing Date and accruing daily through the date of the purchase of such shares (the “Tranche B Price”).”

2.2  Section 2.3(b) is hereby amended by deleting the first sentence thereof and replacing it with the following sentence:

“For so long as US Energy, Crested or any of their Permitted Transferees shall own of record Common Stock, US Energy or Crested or, in the event US Energy or Crested has transferred all of the Common Stock it holds to a Permitted Transferee, such Permitted Transferee shall have a continuing option upon 10 Business Days’ notice to the Company, to purchase in one or more transactions after the date of this Agreement (i) a Pro Rata Portion of up to 25,000 Tranche A Shares at a purchase price per share equal to the Tranche A Price and (ii) a Pro Rata Portion of up to 25,000 Tranche B Shares at a purchase price per share equal to the Tranche B Price.”

ARTICLE 3

Acknowledgement

For the avoidance of doubt, each of the parties hereto acknowledge that the assignment by RMG to US Energy and Crested of all of its Capital Stock in the Company and all of its rights, title and interest under the Contribution and Subscription Agreement and the Securityholders Agreement constitute transfers to Permitted Transferees (as such term is defined in the Securityholders Agreement) permitted by the terms of the Contribution Agreement and Securityholders Agreement, and that such assignments were effected in accordance with the terms thereof.

ARTICLE 4

Miscellaneous

4.1  Descriptive Headings. The descriptive headings of the several Sections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

4.2  Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas, without giving effect to the choice of law or conflicts principles thereof.

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4.3  Counterparts. This Amendment may be executed by the parties hereto on separate counterparts (including by facsimile), and such counterparts taken together shall be deemed to constitute one and the same instrument.

4.4  Notices. All communications and notices to the parties hereunder shall be given as provided in the Contribution and Subscription Agreement.

4.5  Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Amendment is held to be prohibited or unenforceable in any jurisdiction, such provision will be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.6  Further Assurances. In connection with this Amendment and the transactions contemplated hereby, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Amendment and those transactions.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

PINNACLE GAS RESOURCES, INC.

By: /s/ Pete Schoonmaker
Name: Pete Schoonmaker
Title: CEO

CCBM, INC.

By: /s/ S.P. Johnson IV
Name: S.P. Johnson IV
Title: President

U.S. ENERGY CORP.

By: /s/ Keith Larsen
Name: Keith Larsen
Title: President

CRESTED CORP.

By: /s/ Hal Herron
Name: Hal Herron
Title: President

MILLENNIUM PARTNERS II, L.P.

By:	DLJ Merchant Banking III, Inc., a Managing General Partner

By: /s/ Ken Lonson
Name: Ken Lonson
Title: Vice President

[Signature page to Amendment to Contribution and Subscription Agreement]

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.

By: /s/ Ken Lonson
Name: Ken Lonson
Title: President

DLJ MERCHANT BANKING III, INC.,
as Advisory General Partner on behalf of DLJ Offshore Partners III-1, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-1, C.V.

By: /s/ Ken Lonson
Name: Ken Lonson
Title: President

DLJ MERCHANT BANKING III, INC.,
as Advisory General Partner on behalf of DLJ Offshore Partners III-2, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-2, C.V.

By: /s/ Ken Lonson
Name: Ken Lonson
Title: Vice President

DLJ MERCHANT BANKING PARTNERS III, L.P.
By: DLJ Merchant Banking III, Inc., as Managing General Partner

By: /s/ Ken Lonson
Name: Ken Lonson
Title: Vice President

[Signature page to Amendment to Contribution and Subscription Agreement]

DLJ MB PARTNERS III GMBH & CO. KG
By: DLJ Merchant Banking III, L.P., as Managing Limited Partner
By: DLJ Merchant Banking III, LLC, as General Partner
By: DLJ Merchant Banking III, Inc., as Managing Member

By: /s/ Ken Lonson
Name: Ken Lonson
Title: Vice President

MBP III PLAN INVESTORS, L.P.
By: DLJ Merchant Banking III, Inc., as General Partner

By: /s/ Ken Lonson
Name: Ken Lonson
Title: Vice President

[Signature page to Amendment to Contribution and Subscription Agreement]